Press Release August 7, 2013

HollyFrontier Corporation Reports Quarterly Net Income and
Announces Special and Regular Cash Dividends

Dallas, Texas, August 7, 2013 ‑‑ HollyFrontier Corporation (NYSE:HFC) (“HollyFrontier” or the “Company”) today reported second quarter net income attributable to HollyFrontier stockholders of $257.0 million or $1.27 per diluted share for the quarter ended June 30, 2013, compared to $493.5 million or $2.39 per diluted share for the quarter ended June 30, 2012. Included in the current quarter results were non-recurring charges that amounted to $0.13 per share, after tax.

HollyFrontier also announced today that its Board of Directors declared a special cash dividend in the amount of $0.50 per share, payable on September 13, 2013 to holders of record of common stock on August 26, 2013. In addition, the Board of Directors approved a regular quarterly dividend of $0.30 per share. This dividend will be paid on September 27, 2013 to holders of record of common stock on September 6, 2013.

For the second quarter, net income attributable to our stockholders decreased by $236.5 million compared to the same period of 2012, principally reflecting lower second quarter refining margins as well as one-time pension and debt extinguishment charges, net of an insurance recovery, resulting in a net combined charge totaling $42.4 million ($25.9 million, net of tax). Refinery gross margins were $20.28 per produced barrel, a 26% decrease compared to $27.43 for the second quarter of 2012. Production levels averaged approximately 409,000 barrels per day (“BPD”) and crude oil charges averaged approximately 381,000 BPD for the current quarter. Operating expenses for the quarter were $277.5 million or $6.09 per barrel compared to $222.7 million or $5.00 per barrel for the second quarter of last year.

HollyFrontier’s President & CEO, Mike Jennings, commented, “Narrowing refined product margins and reduced throughputs contributed to a year-over-year decline in second quarter earnings. Coastal to inland crude differentials contracted significantly during the quarter, reducing crack spreads for inland refiners. Additionally, production levels were down due to planned and unplanned maintenance activities at our Tulsa, El Dorado and Cheyenne refineries. Although refining margins have come in from last year's record highs, our margins remain healthy, and our outlook is positive. We believe that the favorable locations of our refineries relative to sources of crude oil production growth will continue to provide us with a feedstock advantage. Today's $0.50 special and $0.30 regular dividend announcement demonstrates our ongoing commitment to increasing total shareholder return. Our current regular dividend yield is 2.6%, and our trailing twelve month cash dividend yield stands at 7.8% relative to yesterday's closing price of $45.92.”

For the second quarter of 2013, net cash provided by operations totaled $203.0 million. During the period, we declared $0.30 regular and $0.50 special dividends to shareholders totaling approximately $163.0 million and redeemed our $286.8 million principal amount 9.875% senior notes. At June 30, 2013, our combined balance of cash and short-term investments totaled $2.0 billion and our consolidated debt was $1.0 billion. Our debt, exclusive of Holly Energy Partners' debt, which is nonrecourse to HollyFrontier, was $191.1 million at June 30, 2013. We had no cash borrowings or outstanding principal under our credit facility during the quarter.

The Company has scheduled a webcast conference call for today, August 7, 2013, at 8:30 AM Eastern Time to discuss second quarter financial results. This webcast may be accessed at: https://event.webcasts.com/starthere.jsp?ei=1018664. An audio archive of this webcast will be available using the above noted link through August 21, 2013.

HollyFrontier Corporation, headquartered in Dallas, Texas, is an independent petroleum refiner and marketer that produces high-value light products such as gasoline, diesel fuel, jet fuel and other specialty products. HollyFrontier operates through its subsidiaries a 135,000 barrels per stream day (“bpsd”) refinery located in El Dorado, Kansas, two refinery facilities with a combined capacity of 125,000 bpsd located in Tulsa, Oklahoma, a 100,000 bpsd refinery located in Artesia, New Mexico, a 52,000 bpsd refinery located in Cheyenne, Wyoming and a 31,000 bpsd refinery in Woods Cross, Utah. HollyFrontier markets its refined products principally in the Southwest U.S., the Rocky Mountains extending into the Pacific Northwest and in other neighboring Plains states. A subsidiary of HollyFrontier also owns a 39% interest (including the general partner interest) in Holly Energy Partners, L.P.

The following is a “safe harbor” statement under the Private Securities Litigation Reform Act of 1995: The statements in this press release relating to matters that are not historical facts are “forward-looking statements” based on management’s beliefs and assumptions using currently available information and expectations as of the date hereof, are not guarantees of future performance and involve certain risks and uncertainties, including those contained in our filings with the Securities and Exchange Commission. Although we believe that the expectations reflected in these forward-looking statements are reasonable, we cannot assure you that our expectations will prove correct. Therefore, actual outcomes and results could materially differ from what is expressed, implied or forecast in such statements. Any differences could be caused by a number of factors, including, but not limited to, risks and uncertainties with respect to the actions of actual or potential competitive suppliers of refined petroleum products in the Company’s markets, the demand for and supply of crude oil and refined products, the spread between market prices for refined products and market prices for crude oil, the possibility of constraints on the transportation of refined products, the possibility of inefficiencies, curtailments or shutdowns in refinery operations or pipelines, effects of governmental and environmental regulations and policies, the availability and cost of financing to the Company, the effectiveness of the Company’s capital investments and marketing strategies, the Company’s efficiency in carrying out construction projects, the ability of the Company to acquire refined product operations or pipeline and terminal operations on acceptable terms and to integrate any future acquired operations, the possibility of terrorist attacks and the consequences of any such attacks, general economic conditions and other financial, operational and legal risks and uncertainties detailed from time to time in the Company’s Securities and Exchange Commission filings. The forward-looking statements speak only as of the date made and, other than as required by law, we undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

RESULTS OF OPERATIONS

Financial Data (all information in this release is unaudited)

	Three Months Ended June 30,		Change from 2012
	2013	2012	Change	Percent
	(In thousands, except per share data)
Sales and other revenues	$5,298,848	$4,806,681	$492,167	10%
Operating costs and expenses:
Cost of products sold (exclusive of depreciation and amortization)	4,456,808	3,681,764	775,044	21
Operating expenses (exclusive of depreciation and amortization)	277,542	222,726	54,816	25
General and administrative expenses (exclusive of depreciation and amortization)	34,000	32,106	1,894	6
Depreciation and amortization	70,492	56,948	13,544	24
Total operating costs and expenses	4,838,842	3,993,544	845,298	21
Income from operations	460,006	813,137	(353,131)	(43)
Other income (expense):
Earnings (loss) of equity method investments	(1,089)	886	(1,975)	(223)
Interest income	778	681	97	14
Interest expense	(19,794)	(26,942)	7,148	(27)
Loss on early extinguishment of debt	(22,109)	—	(22,109)	—
Gain on sale of marketable securities	—	326	(326)	(100)
	(42,214)	(25,049)	(17,165)	69
Income before income taxes	417,792	788,088	(370,296)	(47)
Income tax provision	152,043	285,718	(133,675)	(47)
Net income	265,749	502,370	(236,621)	(47)
Less net income attributable to noncontrolling interest	8,768	8,871	(103)	(1)
Net income attributable to HollyFrontier stockholders	$256,981	$493,499	$(236,518)	(48)%
Earnings per share attributable to HollyFrontier stockholders:
Basic	$1.27	$2.40	$(1.13)	(47)%
Diluted	$1.27	$2.39	$(1.12)	(47)%
Cash dividends declared per common share	$0.80	$0.65	$0.15	23%
Average number of common shares outstanding:
Basic	201,543	205,727	(4,184)	(2)%
Diluted	201,905	206,481	(4,576)	(2)%
EBITDA	$520,641	$862,426	$(341,785)	(40)%

	Six Months Ended June 30,		Change from 2012
	2013	2012	Change	Percent
	(In thousands, except per share data)
Sales and other revenues	$10,006,637	$9,738,419	$268,218	3%
Operating costs and expenses:
Cost of products sold (exclusive of depreciation and amortization)	8,249,343	7,868,681	380,662	5
Operating expenses (exclusive of depreciation and amortization)	542,641	464,353	78,288	17
General and administrative expenses (exclusive of depreciation and amortization)	63,198	59,634	3,564	6
Depreciation and amortization	142,254	113,050	29,204	26
Total operating costs and expenses	8,997,436	8,505,718	491,718	6
Income from operations	1,009,201	1,232,701	(223,500)	(18)
Other income (expense):
Earnings (loss) of equity method investments	(1,030)	1,603	(2,633)	(164)
Interest income	2,309	1,141	1,168	102
Interest expense	(41,114)	(60,257)	19,143	(32)
Loss on early extinguishment of debt	(22,109)	—	(22,109)	—
Gain on sale of marketable securities	—	326	(326)	(100)
	(61,944)	(57,187)	(4,757)	8
Income before income taxes	947,257	1,175,514	(228,257)	(19)
Income tax provision	338,137	426,124	(87,987)	(21)
Net income	609,120	749,390	(140,270)	(19)
Less net income attributable to noncontrolling interest	18,470	14,195	4,275	30
Net income attributable to HollyFrontier stockholders	$590,650	$735,195	$(144,545)	(20)%
Earnings per share attributable to HollyFrontier stockholders:
Basic	$2.91	$3.55	$(0.64)	(18)%
Diluted	$2.91	$3.54	$(0.63)	(18)%
Cash dividends declared per common share	$1.60	$1.25	$0.35	28%
Average number of common shares outstanding:
Basic	202,131	207,129	(4,998)	(2)%
Diluted	202,485	207,938	(5,453)	(3)%
EBITDA	$1,131,955	$1,333,485	$(201,530)	(15)%

Balance Sheet Data

	June 30,	December 31,
	2013	2012
	(In thousands)
Cash, cash equivalents and investments in marketable securities	$1,985,528	$2,393,401
Working capital	$2,568,461	$2,815,821
Total assets	$10,493,934	$10,328,997
Long-term debt	$990,236	$1,336,238
Total equity	$6,899,378	$6,642,658

Segment Information

Our operations are organized into two reportable segments, Refining and HEP. Our operations that are not included in the Refining and HEP segments are included in Corporate and Other. Intersegment transactions are eliminated in our consolidated financial statements and are included in Consolidations and Eliminations. The Refining segment includes the operations of our El Dorado, Tulsa, Navajo, Cheyenne and Woods Cross refineries and NK Asphalt and involves the purchase and refining of crude oil and wholesale and branded marketing of refined products, such as gasoline, diesel fuel, jet fuel, specialty lubricant products, and specialty and modified asphalt. The petroleum products are primarily marketed in the Mid-Continent, Southwest and Rocky Mountain regions of the United States and northern Mexico. Additionally, specialty lubricant products produced at our Tulsa West facility are marketed throughout North America and are distributed in Central and South America. NK Asphalt manufactures and markets asphalt and asphalt products in Arizona, New Mexico, Oklahoma, Kansas, Missouri, Texas and northern Mexico.

The HEP segment involves all of the operations of HEP, a consolidated variable interest entity, which owns and operates logistics assets consisting of petroleum product and crude oil pipelines and terminal, tankage and loading rack facilities in the Mid-Continent, Southwest and Rocky Mountain regions of the United States. Revenues are generated by charging tariffs for transporting petroleum products and crude oil through its pipelines and by charging fees for terminalling petroleum products and other hydrocarbons, and storing and providing other services at its storage tanks and terminals. The HEP segment also includes a 75% interest in the UNEV Pipeline (an HEP consolidated subsidiary) and a 25% interest in the SLC Pipeline. Revenues from the HEP segment are earned through transactions with unaffiliated parties for pipeline transportation, rental and terminalling operations as well as revenues relating to pipeline transportation services provided for our refining operations.

	Refining	HEP (1)	Corporate and Other	Consolidations and Eliminations	Consolidated Total
	(In thousands)
Three Months Ended June 30, 2013
Sales and other revenues	$5,286,881	$75,121	$234	$(63,388)	$5,298,848
Depreciation and amortization	$53,443	$15,619	$1,637	$(207)	$70,492
Income (loss) from operations	$458,777	$34,392	$(32,646)	$(517)	$460,006
Capital expenditures	$74,866	$11,848	$12,125	$—	$98,839

Three Months Ended June 30, 2012
Sales and other revenues	$4,795,647	$67,103	$145	$(56,214)	$4,806,681
Depreciation and amortization	$43,811	$12,317	$1,027	$(207)	$56,948
Income (loss) from operations	$813,044	$31,929	$(31,313)	$(523)	$813,137
Capital expenditures	$56,262	$9,365	$1,006	$—	$66,633

Six Months Ended June 30, 2013
Sales and other revenues	$9,979,307	$151,605	$797	$(125,072)	$10,006,637
Depreciation and amortization	$110,613	$29,368	$2,687	$(414)	$142,254
Income (loss) from operations	$1,000,979	$67,866	$(58,618)	$(1,026)	$1,009,201
Capital expenditures	$138,498	$16,861	$15,444	$—	$170,803

Six Months Ended June 30, 2012
Sales and other revenues	$9,715,384	$134,680	$301	$(111,946)	$9,738,419
Depreciation and amortization	$85,532	$25,712	$2,220	$(414)	$113,050
Income (loss) from operations	$1,227,987	$64,042	$(58,288)	$(1,040)	$1,232,701
Capital expenditures	$101,796	$23,619	$2,605	$—	$128,020

June 30, 2013
Cash, cash equivalents and investments in marketable securities	$7,115	$8,716	$1,969,697	$—	$1,985,528
Total assets	$7,279,491	$1,417,302	$2,129,611	$(332,470)	$10,493,934
Long-term debt	$—	$799,152	$206,691	$(15,607)	$990,236

December 31, 2012
Cash, cash equivalents and investments in marketable securities	$2,101	$5,237	$2,386,063	$—	$2,393,401
Total assets	$6,702,872	$1,426,800	$2,531,967	$(332,642)	$10,328,997
Long-term debt	$—	$864,673	$487,472	$(15,907)	$1,336,238

(1) HEP acquired our 75% interest in the UNEV Pipeline in July 2012. We have recast our HEP segment information to include the UNEV Pipeline operations for all periods presented. The UNEV Pipeline operations were previously included in Corporate and Other.

Refining Operating Data

The following tables set forth information, including non-GAAP performance measures about our refinery operations. The cost of products and refinery gross margin do not include the effect of depreciation and amortization. Reconciliations to amounts reported under GAAP are provided under “Reconciliations to Amounts Reported Under Generally Accepted Accounting Principles” below.

	Three Months Ended June 30,		Six Months Ended June 30,
	2013	2012	2013	2012
Mid-Continent Region (El Dorado and Tulsa Refineries)
Crude charge (BPD) (1)	205,770	243,150	223,030	249,710
Refinery throughput (BPD) (2)	226,010	259,250	246,250	266,020
Refinery production (BPD) (3)	220,770	251,870	240,380	260,070
Sales of produced refined products (BPD)	213,240	242,560	227,810	250,810
Sales of refined products (BPD) (4)	261,950	246,130	257,870	255,260
Refinery utilization (5)	79.1%	93.5%	85.8%	96.0%

Average per produced barrel (6)
Net sales	$118.05	$118.72	$117.25	$119.38
Cost of products (7)	97.07	94.16	95.39	98.31
Refinery gross margin	20.98	24.56	21.86	21.07
Refinery operating expenses (8)	6.12	4.63	5.97	4.73
Net operating margin	$14.86	$19.93	$15.89	$16.34

Refinery operating expenses per throughput barrel (9)	$5.77	$4.33	$5.52	$4.46

Feedstocks:
Sweet crude oil	72%	71%	72%	71%
Sour crude oil	3%	7%	4%	8%
Heavy sour crude oil	16%	16%	15%	15%
Other feedstocks and blends	9%	6%	9%	6%
Total	100%	100%	100%	100%

Sales of produced refined products:
Gasolines	44%	46%	46%	46%
Diesel fuels	33%	28%	32%	30%
Jet fuels	8%	10%	8%	9%
Fuel oil	1%	—%	1%	—%
Asphalt	3%	2%	3%	2%
Lubricants	4%	5%	4%	5%
LPG and other	7%	9%	6%	8%
Total	100%	100%	100%	100%

	Three Months Ended June 30,		Six Months Ended June 30,
	2013	2012	2013	2012
Southwest Region (Navajo Refinery)
Crude charge (BPD) (1)	104,910	92,960	88,160	87,050
Refinery throughput (BPD) (2)	115,230	101,090	97,760	95,740
Refinery production (BPD) (3)	114,410	100,960	94,410	94,010
Sales of produced refined products (BPD)	110,830	98,680	91,110	92,970
Sales of refined products (BPD) (4)	119,740	103,380	104,860	98,250
Refinery utilization (5)	104.9%	93.0%	88.2%	87.1%

Average per produced barrel (6)
Net sales	$117.03	$123.25	$118.95	$124.50
Cost of products (7)	100.70	94.98	98.40	100.33
Refinery gross margin	16.33	28.27	20.55	24.17
Refinery operating expenses (8)	5.10	5.06	6.25	5.81
Net operating margin	$11.23	$23.21	$14.30	$18.36

Refinery operating expenses per throughput barrel (9)	$4.91	$4.94	$5.82	$5.64

Feedstocks:
Sweet crude oil	8%	4%	5%	2%
Sour crude oil	70%	80%	74%	80%
Heavy sour crude oil	13%	8%	12%	9%
Other feedstocks and blends	9%	8%	9%	9%
Total	100%	100%	100%	100%

Sales of produced refined products:
Gasolines	50%	49%	50%	51%
Diesel fuels	40%	40%	39%	38%
Fuel oil	5%	6%	6%	6%
Asphalt	2%	2%	2%	2%
LPG and other	3%	3%	3%	3%
Total	100%	100%	100%	100%

Rocky Mountain Region (Cheyenne and Woods Cross Refineries)
Crude charge (BPD) (1)	70,780	75,680	69,850	72,960
Refinery throughput (BPD) (2)	77,260	83,860	75,730	81,300
Refinery production (BPD) (3)	73,540	82,270	73,200	79,730
Sales of produced refined products (BPD)	73,890	80,230	73,150	78,440
Sales of refined products (BPD) (4)	75,100	82,360	76,810	80,840
Refinery utilization (5)	85.3%	91.2%	84.2%	87.9%

	Three Months Ended June 30,		Six Months Ended June 30,
	2013	2012	2013	2012
Rocky Mountain Region (Cheyenne and Woods Cross Refineries)
Average per produced barrel (6)
Net sales	$116.66	$120.97	$112.53	$115.98
Cost of products (7)	92.46	85.93	89.55	91.24
Refinery gross margin	24.20	35.04	22.98	24.74
Refinery operating expenses (8)	7.47	6.05	7.78	6.30
Net operating margin	$16.73	$28.99	$15.20	$18.44

Refinery operating expenses per throughput barrel (9)	$7.14	$5.79	$7.51	$6.08

Feedstocks:
Sweet crude oil	42%	43%	43%	44%
Sour crude oil	1%	2%	1%	2%
Heavy sour crude oil	35%	34%	34%	33%
Black wax crude oil	14%	11%	14%	11%
Other feedstocks and blends	8%	10%	8%	10%
Total	100%	100%	100%	100%

Sales of produced refined products:
Gasolines	51%	54%	55%	55%
Diesel fuels	35%	33%	31%	32%
Fuel oil	1%	1%	1%	2%
Asphalt	5%	6%	6%	5%
LPG and other	8%	6%	7%	6%
Total	100%	100%	100%	100%

Consolidated
Crude charge (BPD) (1)	381,460	411,790	381,040	409,720
Refinery throughput (BPD) (2)	418,500	444,200	419,740	443,060
Refinery production (BPD) (3)	408,720	435,100	407,990	433,810
Sales of produced refined products (BPD)	397,960	421,470	392,070	422,220
Sales of refined products (BPD) (4)	456,790	431,870	439,540	434,350
Refinery utilization (5)	86.1%	93.0%	86.0%	92.5%

Average per produced barrel (6)
Net sales	$117.51	$120.21	$116.77	$119.87
Cost of products (7)	97.23	92.78	95.00	97.44
Refinery gross margin	20.28	27.43	21.77	22.43
Refinery operating expenses (8)	6.09	5.00	6.38	5.26
Net operating margin	$14.19	$22.43	$15.39	$17.17

Refinery operating expenses per throughput barrel (9)	$5.79	$4.75	$5.95	$5.01

Feedstocks:
Sweet crude oil	49%	51%	51%	51%
Sour crude oil	21%	22%	20%	22%
Heavy sour crude oil	19%	18%	17%	17%
Black wax crude oil	2%	2%	3%	2%
Other feedstocks and blends	9%	7%	9%	8%
Total	100%	100%	100%	100%

	Three Months Ended June 30,		Six Months Ended June 30,
	2013	2012	2013	2012
Consolidated
Sales of produced refined products:
Gasolines	47%	48%	49%	49%
Diesel fuels	35%	32%	33%	32%
Jet fuels	4%	6%	5%	6%
Fuel oil	2%	2%	2%	2%
Asphalt	3%	3%	3%	2%
Lubricants	3%	3%	2%	3%
LPG and other	6%	6%	6%	6%
Total	100%	100%	100%	100%

(1)	Crude charge represents the barrels per day of crude oil processed at our refineries.

(2)	Refinery throughput represents the barrels per day of crude and other refinery feedstocks input to the crude units and other conversion units at our refineries.

(3)	Refinery production represents the barrels per day of refined products yielded from processing crude and other refinery feedstocks through the crude units and other conversion units at our refineries.

(4)	Includes refined products purchased for resale.

(5)	Represents crude charge divided by total crude capacity (BPSD). Our consolidated crude capacity is 443,000 BPSD.

(6)
Represents average per barrel amount for produced refined products sold, which is a non-GAAP measure. Reconciliations to amounts reported under GAAP are provided under “Reconciliations to Amounts Reported Under Generally Accepted Accounting Principles” below.

(7)	Transportation, terminal and refinery storage costs billed from HEP are included in cost of products.

(8)	Represents operating expenses of our refineries, exclusive of depreciation and amortization and pension settlement costs.

(9)	Represents refinery operating expenses, exclusive of depreciation and amortization and pension settlement costs, divided by refinery throughput.

Reconciliations to Amounts Reported Under Generally Accepted Accounting Principles

Reconciliations of earnings before interest, taxes, depreciation and amortization (“EBITDA”) to amounts reported under generally accepted accounting principles in financial statements.

Earnings before interest, taxes, depreciation and amortization, which we refer to as EBITDA, is calculated as net income attributable to HollyFrontier stockholders plus (i) interest expense, net of interest income, (ii) income tax provision, and (iii) depreciation and amortization. EBITDA is not a calculation provided for under accounting principles generally accepted in the United States; however, the amounts included in the EBITDA calculation are derived from amounts included in our consolidated financial statements. EBITDA should not be considered as an alternative to net income or operating income as an indication of our operating performance or as an alternative to operating cash flow as a measure of liquidity. EBITDA is not necessarily comparable to similarly titled measures of other companies. EBITDA is presented here because it is a widely used financial indicator used by investors and analysts to measure performance. EBITDA is also used by our management for internal analysis and as a basis for financial covenants.

Set forth below is our calculation of EBITDA.

	Three Months Ended June 30,		Six Months Ended June 30,
	2013	2012	2013	2012
	(In thousands)

Net income attributable to HollyFrontier stockholders	$256,981	$493,499	$590,650	$735,195
Add income tax provision	152,043	285,718	338,137	426,124
Add interest expense (1)	41,903	26,942	63,223	60,257
Subtract interest income	(778)	(681)	(2,309)	(1,141)
Add depreciation and amortization	70,492	56,948	142,254	113,050
EBITDA	$520,641	$862,426	$1,131,955	$1,333,485

(1) Includes loss on early extinguishment of debt of $22.1 million for the three and six months ended June 30, 2013.

Reconciliations of refinery operating information (non-GAAP performance measures) to amounts reported under generally accepted accounting principles in financial statements.

Refinery gross margin and net operating margin are non-GAAP performance measures that are used by our management and others to compare our refining performance to that of other companies in our industry. We believe these margin measures are helpful to investors in evaluating our refining performance on a relative and absolute basis.

Refinery gross margin per barrel is the difference between average net sales price and average cost of products per barrel of produced refined products. Net operating margin per barrel is the difference between refinery gross margin and refinery operating expenses per barrel of produced refined products. These two margins do not include the effect of depreciation and amortization. Each of these component performance measures can be reconciled directly to our consolidated statements of income.

Other companies in our industry may not calculate these performance measures in the same manner.

Refinery Gross and Net Operating Margins

Below are reconciliations to our consolidated statements of income for (i) net sales, cost of products and operating expenses, in each case averaged per produced barrel sold, and (ii) net operating margin and refinery gross margin. Due to rounding of reported numbers, some amounts may not calculate exactly.

Reconciliations of refined product sales from produced products sold to total sales and other revenues

	Three Months Ended June 30,		Six Months Ended June 30,
	2013	2012	2013	2012
	(Dollars in thousands, except per barrel amounts)

Consolidated
Average sales price per produced barrel sold	$117.51	$120.21	$116.77	$119.87
Times sales of produced refined products (BPD)	397,960	421,470	392,070	422,220
Times number of days in period	91	91	181	182
Refined product sales from produced products sold	$4,255,549	$4,610,507	$8,286,545	$9,211,295

Total refined product sales from produced products sold	$4,255,549	$4,610,507	$8,286,545	$9,211,295
Add refined product sales from purchased products and rounding (1)	656,271	120,676	1,065,978	276,066
Total refined product sales	4,911,820	4,731,183	9,352,523	9,487,361
Add direct sales of excess crude oil (2)	322,524	32,558	558,774	190,840
Add other refining segment revenue (3)	52,537	31,906	68,010	37,183
Total refining segment revenue	5,286,881	4,795,647	9,979,307	9,715,384
Add HEP segment sales and other revenues	75,121	67,103	151,605	134,680
Add corporate and other revenues	234	145	797	301
Subtract consolidations and eliminations	(63,388)	(56,214)	(125,072)	(111,946)
Sales and other revenues	$5,298,848	$4,806,681	$10,006,637	$9,738,419

Reconciliation of average cost of products per produced barrel sold to total cost of products sold

	Three Months Ended June 30,		Six Months Ended June 30,
	2013	2012	2013	2012
	(Dollars in thousands, except per barrel amounts)
Consolidated
Average cost of products per produced barrel sold	$97.23	$92.78	$95.00	$97.44
Times sales of produced refined products (BPD)	397,960	421,470	392,070	422,220
Times number of days in period	91	91	181	182
Cost of products for produced products sold	$3,521,122	$3,558,463	$6,741,644	$7,487,683

Total cost of products for produced products sold	$3,521,122	$3,558,463	$6,741,644	$7,487,683
Add refined product costs from purchased products sold and rounding (1)	645,797	121,872	1,039,837	278,196
Total cost of refined products sold	4,166,919	3,680,335	7,781,481	7,765,879
Add crude oil cost of direct sales of excess crude oil (2)	319,653	29,733	545,921	185,543
Add other refining segment cost of products sold (4)	32,539	27,649	44,878	28,087
Total refining segment cost of products sold	4,519,111	3,737,717	8,372,280	7,979,509
Subtract consolidations and eliminations	(62,303)	(55,953)	(122,937)	(110,828)
Costs of products sold (exclusive of depreciation and amortization)	$4,456,808	$3,681,764	$8,249,343	$7,868,681

Reconciliation of average refinery operating expenses per produced barrel sold to total operating expenses

	Three Months Ended June 30,		Six Months Ended June 30,
	2013	2012	2013	2012
	(Dollars in thousands, except per barrel amounts)
Consolidated
Average refinery operating expenses per produced barrel sold	$6.09	$5.00	$6.38	$5.26
Times sales of produced refined products (BPD)	397,960	421,470	392,070	422,220
Times number of days in period	91	91	181	182
Refinery operating expenses for produced products sold	$220,545	$191,769	$452,755	$404,200

Total refinery operating expenses for produced products sold	$220,545	$191,769	$452,755	$404,200
Add refining segment pension settlement costs	23,773	—	23,773	—
Add other refining segment operating expenses and rounding (5)	11,232	9,306	18,907	18,156
Total refining segment operating expenses	255,550	201,075	495,435	422,356
Add HEP segment operating expenses	22,010	20,371	48,039	40,401
Add corporate and other costs	343	811	(138)	1,260
Subtract consolidations and eliminations	(361)	469	(695)	336
Operating expenses (exclusive of depreciation and amortization)	$277,542	$222,726	$542,641	$464,353

Reconciliation of net operating margin per barrel to refinery gross margin per barrel to total sales and other revenues

	Three Months Ended June 30,		Six Months Ended June 30,
	2013	2012	2013	2012
	(Dollars in thousands, except per barrel amounts)
Consolidated
Net operating margin per barrel	$14.19	$22.43	$15.39	$17.17
Add average refinery operating expenses per produced barrel	6.09	5.00	6.38	5.26
Refinery gross margin per barrel	20.28	27.43	21.77	22.43
Add average cost of products per produced barrel sold	97.23	92.78	95.00	97.44
Average sales price per produced barrel sold	$117.51	$120.21	$116.77	$119.87
Times sales of produced refined products (BPD)	397,960	421,470	392,070	422,220
Times number of days in period	91	91	181	182
Refined product sales from produced products sold	$4,255,549	$4,610,507	$8,286,545	$9,211,295

Total refined product sales from produced products sold	$4,255,549	$4,610,507	$8,286,545	$9,211,295
Add refined product sales from purchased products and rounding (1)	656,271	120,676	1,065,978	276,066
Total refined product sales	4,911,820	4,731,183	9,352,523	9,487,361
Add direct sales of excess crude oil (2)	322,524	32,558	558,774	190,840
Add other refining segment revenue (3)	52,537	31,906	68,010	37,183
Total refining segment revenue	5,286,881	4,795,647	9,979,307	9,715,384
Add HEP segment sales and other revenues	75,121	67,103	151,605	134,680
Add corporate and other revenues	234	145	797	301
Subtract consolidations and eliminations	(63,388)	(56,214)	(125,072)	(111,946)
Sales and other revenues	$5,298,848	$4,806,681	$10,006,637	$9,738,419

(1)	We purchase finished products when opportunities arise that provide a profit on the sale of such products, or to meet delivery commitments.

(2)
We purchase crude oil that at times exceeds the supply needs of our refineries. Quantities in excess of our needs are sold at market prices to purchasers of crude oil that are recorded on a gross basis with the sales price recorded as revenues and the corresponding acquisition cost as inventory and then upon sale as cost of products sold. Additionally, at times we enter into buy/sell exchanges of crude oil with certain parties to facilitate the delivery of quantities to certain locations that are netted at carryover cost.

(3)	Other refining segment revenue includes the incremental revenues associated with NK Asphalt and miscellaneous revenue.

(4)	Other refining segment cost of products sold includes the incremental cost of products for NK Asphalt and miscellaneous costs.

(5)	Other refining segment operating expenses include the marketing costs associated with our refining segment and the operating expenses of NK Asphalt.

FOR FURTHER INFORMATION, Contact:

Douglas S. Aron, Executive Vice President and
Chief Financial Officer
Julia Heidenreich, Vice President
Investor Relations
HollyFrontier Corporation
214/954-6510